Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended June 30, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(8,898,306)
Unrealized Gain (Loss) on Market Value of Futures	14,055,851
Dividend Income	22,484
Interest Income	679,358
ETF Transaction Fees	2,450
Total Income (Loss)	$5,861,837

Expenses
Management Fees	$236,251
Professional Fees	54,750
Brokerage Commissions	29,569
Non-interested Directors' Fees and Expenses	4,188
Prepaid Insurance Expense	6,733
Total Expenses	$331,491
Net Income (Loss)	$5,530,346

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 6/1/19	$364,200,599
Withdrawals (550,000 Shares)	(20,297,503)
Net Income (Loss)	5,530,346

Net Asset Value End of Month	$349,433,442
Net Asset Value Per Share (9,450,000 Shares)	$36.98

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended June 30, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(1,167,188)
Realized Trading Gain (Loss) on Short-Term Investments	11
Unrealized Gain (Loss) on Market Value of Futures	1,462,438
Dividend Income	427
Interest Income	20,945
ETF Transaction Fees	350
Total Income (Loss)	$316,983

Expenses
Management Fees	$5,888
Professional Fees	8,055
Brokerage Commissions	968
Non-interested Directors' Fees and Expenses	128
Prepaid Insurance Expense	85
Total Expenses	15,124
Expense Waiver	(7,877)
Net Expenses	$7,247
Net Income (Loss)	$309,736

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 6/1/19	$11,551,715
Withdrawals (50,000 Shares)	(820,266)
Net Income (Loss)	309,736

Net Asset Value End of Month	$11,041,185
Net Asset Value Per Share (650,000 Shares)	$16.99

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended June 30, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(10,065,494)
Realized Trading Gain (Loss) on Short-Term Investments	11
Unrealized Gain (Loss) on Market Value of Futures	15,518,289
Dividend Income	22,911
Interest Income	700,303
ETF Transaction Fees	2,800
Total Income (Loss)	$6,178,820

Expenses
Management Fees	$242,139
Professional Fees	62,805
Brokerage Commissions	30,537
Non-interested Directors' Fees and Expenses	4,316
Prepaid Insurance Expense	6,818
Total Expenses	346,615
Expense Waiver	(7,877)
Net Expenses	$338,738
Net Income (Loss)	$5,840,082

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 6/1/19	$375,752,314
Withdrawals (600,000 Shares)	(21,117,769)
Net Income (Loss)	5,840,082

Net Asset Value End of Month	$360,474,627

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596